UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 7, 2008
ABM Industries Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

160 Pacific Avenue, Suite 222, San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (415) 733-4000
Not Applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: this Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by ABM Industries Incorporated with the Securities and Exchange Commission on February 13, 2008.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a) On February 13, 2008, ABM Industries Incorporated (the “Company”) filed a Current Report on Form 8-K (the “February 13 Form 8-K”) in connection with the resignation of Martinn H. Mandles as a director of the Company. In accordance with Items 5.02(a)(3)(i) and (ii) of Form 8-K, the Company provided Mr. Mandles with a copy of the February 13 Form 8-K. On February 14, 2008, Mr. Mandles sent a letter to all members of the Company’s Board of Directors, in which he stated that he disagreed with certain of the Company’s statements in the February 13 Form 8-K.
Any statement herein relating to Mr. Mandles February 14, 2008 letter is qualified in its entirety by reference to the full letter which, in accordance with Item 5.02(a)(3)(iii) of Form 8-K, is filed as an exhibit to this amendment to the February 13 Form 8-K.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     17.2 Letter dated February 14, 2008, from Martin H. Mandles.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED
Dated: February 19, 2008	By:	/s/ Linda S. Auwers
Linda S. Auwers
Senior Vice President and General Counsel